SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 20, 2000

                    Southern Community Bancshares, Inc.
           (Exact name of registrant as specified in its charter)


          Delaware                333-12373           63-1176408
(State or other jurisdiction   (Commission File      (IRS Employer
      of incorporation)             Number)         Identification No.)

325 2nd Street, S.E., Cullman, Alabama                   35055
(Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code:  (256) 734-4863



      (Former name of former address, if changed from last report)





Item 5. Other Events.

     On December 20, 2000, Southern Community Bancshares, Inc., a Delaware Corporation (the Company) filed the Form 15 to effect a termination of registration of its common stock under the Securities and Exchange Act of 1934. The Company issued a press release announcing the filing of the Form 15 which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

            1     Press release dated December 20, 2000.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOUTHERN COMMUNITY BANCSHARES, INC.



Dated as of December 20, 2000         By:______________________________
                                         William R. Faulk, President


                             EXHIBIT 1
               PRESS RELEASE DATED DECEMBER 20, 2000

SOUTHERN COMMUNITY BANCSHARES, INC. FILES FORM 15 WITH SECURITIES AND EXCHANGE COMMISSION

Southern Community Bancshares, Inc., the holding company for First Federal Savings and Loan Association of Cullman, is announcing the filing of a Form 15 with the Securities and Exchange Commission (the "SEC").

Southern Community Bancshares filed the Form 15 with the SEC in order to effect a termination of registration of its common stock under the Securities Exchange Act of 1934 (the "1934 Act").

Upon the effectiveness of the Form 15, which is anticipated to be within 90 days, the obligations of Southern Community Bancshares to file with the SEC certain reports and forms, including 10-KSB, 10-QSB, 8-K and proxy statements will cease. In addition, the common stock of Southern Community Bancshares will no longer be eligible for quotation on the OTC Bulletin Board.

Southern Community Bancshares is taking this action in order to reduce corporate costs associated with being a "reporting company" under the 1934 Act. William R. Faulk, President and Chief Executive Officer stated "After careful consideration, the board of directors determined to file the Form 15 and take action to deregister the common stock under the 1934 Act. Our common stock is held almost exclusively by people in the local community and in recent years has been extremely thinly-traded. The board of directors decided the advantages of being a 'reporting company' under the 1934 Act do not offset the costs associated with SEC reporting requirements. Subsequent to deregistration, Southern Community Bancshares will incur significantly reduced accounting and legal fees and the administrative burdens of our management will be reduced."

On December 23, 1996, Southern Community Bancshares issued its common stock in connection with the conversion by First Federal from a mutually chartered savings and loan association to a federal stock savings association. In the offering, Southern Community Bancshares sold 1,137,350 shares of common stock, par value $.01, at an initial price of $10 per share.

First Federal is the only subsidiary of Southern Community Bancshares and operates two offices located in Cullman, Alabama.

SOURCE:  Southern Community Bancshares, Inc.